UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2020

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2020, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s headquarters in Pine Bluff, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fifteen (15), (2) election of fifteen (15) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation, (4) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2020, and (5) amending the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 4,000,000 to 6,800,000 and extend the term thereof from June 30, 2025 to June 30, 2030.

At the Meeting, all fifteen (15) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Fix the number of directors at fifteen (15)	72,948,167	98.11	947,442	1.27	463,058	0.62	14,588,548

Election of Directors	For	%	Against	%	Abstain	%	Broker Non-Votes
Jay D. Burchfield	72,579,342	97.61	1,101,905	1.48	677,420	0.91	14,588,548
Marty D. Casteel	72,968,184	98.13	722,396	0.97	668,087	0.90	14,588,548
William E. Clark, II	71,100,520	95.62	2,490,072	3.35	768,075	1.03	14,588,548
Steven A. Cosse	71,162,400	95.70	2,525,710	3.40	670,557	0.90	14,588,548
Mark C. Doramus	71,212,197	95.76	2,443,128	3.29	703,342	0.95	14,588,548
Edward Drilling	72,712,242	97.79	961,463	1.29	684,962	0.92	14,588,548
Eugene Hunt	72,579,543	97.61	1,095,038	1.47	684,085	0.92	14,588,548
Jerry Hunter	72,488,028	97.48	1,196,506	1.61	674,133	0.91	14,588,548
Susan Lanigan	72,827,855	97.95	851,217	1.14	679,595	0.91	14,588,548
George A. Makris, Jr.	71,559,288	96.23	2,156,158	2.90	643,221	0.87	14,588,548
W. Scott McGeorge	71,844,515	96.61	1,855,781	2.50	658,371	0.89	14,588,548
Tom E. Purvis	73,329,462	98.61	355,029	0.48	674,176	0.91	14,588,548
Robert L. Shoptaw	71,451,960	96.09	2,217,277	2.98	689,430	0.93	14,588,548
Russell Teubner	72,918,681	98.06	758,399	1.02	681,587	0.92	14,588,548
Mindy West	72,952,609	98.11	741,168	1.00	664,890	0.89	14,588,548

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	62,768,978	84.41	11,131,376	14.97	458,313	0.62	14,588,548

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2020	86,899,681	97.70	1,867,186	2.10	178,326	0.20	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Amendment of the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 4,000,000 to 6,800,000 and extend the term thereof from June 30, 2025 to June 30, 2030	70,583,074	94.93	3,155,131	4.24	620,462	0.83	14,588,548

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 24, 2020	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer, Chief Operating Officer and Treasurer